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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 27, 1995, which appears on page 32 of The Walt Disney Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1995.



     PRICE WATERHOUSE LLP

     Los Angeles, California
     January 15, 1996